This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 'SS' 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2003 of HSBC Advisor Funds Trust (the "Registrant").

I, Nadeem Yousaf, certify that, to the best of my knowledge,:

1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d); and

2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



January 2, 2004
---------------------------------------------
Date


/s/ Nadeem Yousaf
---------------------------------------------
Nadeem Yousaf, Treasurer



This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 'SS' 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2003 of HSBC Advisor Funds Trust (the "Registrant").

I, Walter B. Grimm, certify that, to the best of my knowledge,:

3. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d); and

4. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



January 2, 2004
-------------------------------
Date


/s/ Walter B. Grimm
-------------------------------
Walter B. Grimm, President